================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 26, 2004
                                                         -----------------



                             NORWOOD FINANCIAL CORP.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


 Pennsylvania                           0-28364                   23-2828306
-----------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


717 Main Street, Honesdale, Pennsylvania                    18431
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (570) 253-1455
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================

                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT



Item 7.   Financial Statements and Exhibits
-------------------------------------------

     (c)  Exhibits: The following exhibits are being furnished with this report.

          99.1     Press Release dated January 26, 2004


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On January 26, 2004, the Registrant issued a press release to report earnings for the year ended December 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          NORWOOD FINANCIAL CORP.




Date: January 26, 2004              By:   /s/William W. Davis, Jr.
                                         --------------------------------------
                                          William W. Davis, Jr.
                                          President and Chief Executive Officer





                                      -3-